INVESCO TREASURER'S SERIES FUNDS, INC.
                  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                   INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

                Supplement to Prospectus dated September 30, 2000


The section of the Prospectus entitled "How To Buy Shares" is amended to (1) delete the fifth paragraph in its entirety and (2) substitute the following paragraphs in its place:

      Purchase of shares by check, other negotiable bank draft or bank wire received by INVESCO by 4:00 p.m. (Eastern Time), will begin to accrue dividends on the following business day. Similarly, if you request a check, other negotiable bank draft or wire when you redeem Fund shares, and INVESCO receives your request by 4:00 p.m. (Eastern time), you will receive that day's dividend.

      Some shareholders may prefer to receive any current day's dividend on the day they purchase Fund shares, and not receive any current day's dividend on the day they redeem shares. Such transactions must be done by federal bank wire. In that case, you must contact INVESCO prior to 4:00 p.m. (Eastern Time), provide your federal bank reference number, specifically request that you receive that day's dividend, and make sure that INVESCO receives the federal bank wire prior to 4:00 p.m. (Eastern Time). If you follow those steps, you will receive the current day's dividend. Similarly, if you wish to redeem Fund shares and receive the proceeds by federal bank wire on the same day, you must contact INVESCO prior to 4:00 p.m. (Eastern Time), have previously provided instructions for wiring to your bank, and specifically request that your payment be wired to you by federal bank wire on the same day. If you follow these steps, you will receive payment by federal bank wire, but will not receive that day's dividend.

The date of this Supplement is May 7, 2001.